Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Second Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of December 31, 2008, by and between COMERICA BANK (“Bank”) and LYRIS, INC., LYRIS TECHNOLOGIES INC., and COMMODORE RESOURCES (NEVADA), INC. (each a “Borrower” and collectively, “Borrowers”).

RECITALS

     Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as amended from time to time including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The following defined terms are hereby added to Section 1.1 of the Agreement or amended and restated in their entirety as follows:

          “Applicable Term Loan Principal Payment Amount” means (i) One Hundred Sixteen Thousand Sixty Hundred Sixty Seven and 67/100 Dollars ($116,667.67) for each month from January 2009 through December 2009 and (ii) One Hundred Sixty Three Thousand Eight Hundred Eighty Eight and 89/100 Dollars ($163,888.89) for each month thereafter.

          “Applicable Unused Fee Percentage” means (i) one quarter one percent (0.25%) if the Total Leverage Ratio calculated pursuant to Section 6.7(c) hereof is less than or equal to 2.00 to 1.00 for the most recently ended measuring period and (ii) one half of one percent (0.50%) if the Total Leverage Ratio calculated pursuant to Section 6.7(c) hereof is greater than 2.00 to 1.00 for the most recently ended measuring period.

          “Borrowing Base” means an amount equal to eighty percent (80%) of Eligible Accounts, as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers.

          “Credit Extension” means each Advance, the Term Loan or any other extension of credit by Bank to or for the benefit of Borrowers hereunder.

          “Eligible Accounts” means those Accounts that arise in the ordinary course of Borrowers’ business that comply with all of Borrowers’ representations and warranties to Bank set forth in Section 5.3; provided, that Bank may change the standards of eligibility by giving Parent thirty (30) days prior written notice. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

          (a) Accounts that the account debtor has failed to pay in full within ninety (90) days of invoice date;

          (b) Credit balances over ninety (90) days;

          (c) Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

          (d) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to a Borrower exceed twenty five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

          (e) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

          (f) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, except for Accounts of the United States if the payee has assigned its payment rights to Bank and the assignment has been acknowledged under the Assignment of Claims Act of 1940 (31 U.S.C. 3727);

          (g) Accounts with respect to which a Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to a Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to a Borrower;

          (h) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, demo or promotional, or other terms by reason of which the payment by the account debtor may be conditional;

          (i) Accounts with respect to which the account debtor is an officer, employee, agent or Affiliate of a Borrower;

          (j) Accounts that have not yet been billed to the account debtor or that relate to deposits (such as good faith deposits) or other property of the account debtor held by a Borrower for the performance of services or delivery of goods which such Borrower has not yet performed or delivered;

          (k) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business;

          (l) Accounts the collection of which Bank reasonably determines after inquiry and consultation with Parent to be doubtful; and

          (m) Retentions and hold-backs.

          “Eligible Foreign Accounts” means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are (i) supported by one or more letters of credit in an amount and of a tenor, and issued by a financial institution, acceptable to Bank, (ii) insured by the Export Import Bank of the United States, (iii) generated by an account debtor with its principal place of business in Canada, provided that the Bank has perfected its security interest in the appropriate Canadian province, or (iv) approved by Bank on a case-by-case basis. All Eligible Foreign Accounts must be calculated in U.S. Dollars.

          “Excess Cash Flow” means EBITDA less working capital changes, capital expenditures, cash taxes paid and required principal payments on all Indebtedness to Bank.

          “Revolving Line” means a Credit Extension of up to Four Million Dollars ($4,000,000) inclusive of any amounts outstanding under the Letter of Credit Sublimit, the ACH Sublimit and the Foreign Exchange Sublimit; provided however that availability under the Revolving Line shall be reduced by an amount equal to Ninety One Thousand Six Hundred Sixty Seven Dollars ($91,667) on the last day of each month commencing on January 31, 2009 and continuing on the last day of each month thereafter through the Revolving Maturity Date.

          “Revolving Maturity Date” means July 31, 2010.

          “Term Loan” has the meaning set forth in Section 2.1(c).

          “Term Loan Maturity Date” means July 31, 2010.

     2. Section 2.1(b)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:

          “(i) Amount. Subject to and upon the terms and conditions of this Agreement (1) Borrowers may request one or more Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, less, in either case any amounts outstanding under the Letter of Credit Sublimit, the Foreign Exchange Sublimit and the ACH Sublimit and (2) amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable. Borrowers may prepay and reborrow any Advances without penalty or premium.”

     3. Section 2.1(b)(ii) of the Agreement is hereby amended and restated in its entirety to read as follows:

          (ii) Intentionally Omitted.”

     4. New Section 2.1(c) is hereby added to the Agreement as follows:

           “(c) Term Loan.

               (i) Subject to and upon the terms and conditions of this Agreement, on December 31, 2008, Bank shall be deemed to have made a term loan to Borrowers in the amount of Seven Million Three Hundred Thousand Dollars ($7,300,000) (the “Term Loan”), which amount shall refinance existing Indebtedness to Bank.

               (ii) Interest shall accrue from the date the Term Loan is made at the rate specified in Section 2.3(a), and shall be payable monthly on the last day of each month. The Term Loan shall be repaid consecutive installments of principal equal to the Applicable Term Loan Principal Payment Amount plus accrued but unpaid interest, commencing on January 31, 2009 and continuing on the last day of each month thereafter through the Term Loan Maturity Date, at which time all amounts owing under this Section 2.1(c) shall be immediately due and payable. The Term Loan, once repaid, may not be reborrowed. Borrowers may prepay the Term Loan without penalty or premium.

               (iii) No later than February 15 of each calendar year during which the Term Loan is outstanding, Borrowers shall pay to Bank an amount equal to seventy five percent (75%) of their Excess Cash Flow for the immediately preceding calendar year.”

     5. Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

          “2.2 Overadvances. If the aggregate amount of the outstanding Advances exceeds the lesser of the Revolving Line or the Borrowing Base at any time, Borrowers shall immediately pay to Bank, in cash, the amount of such excess.”

     6. Section 2.3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

          “(a) Interest Rates for Credit Extensions. Except as set forth in Section 2.3(b), the Credit Extensions shall bear interest, on the outstanding daily balance thereof, as set forth in the LIBOR Addendum to Amended and Restated Loan & Security Agreement attached as Exhibit D.”

     7. New Section 2.5(d) is hereby added to the agreement as follows:

          “(d) Facility Fee. On March 31, 2009, a facility fee in the amount of Forty Five Thousand Dollars ($45,000).”

     8. Section 5.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

          “5.3 Collateral. Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens. All Collateral is located solely in the Collateral States. The Eligible Accounts are bona fide existing obligations. The property or services giving rise to such Eligible Accounts has been delivered or rendered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor whose accounts are included in any Borrowing Base Certificate as an Eligible Account. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. Except as set forth in the Schedule, none of the Collateral is maintained or invested with a Person other than Bank or Bank’s Affiliates.”

     9. Section 6.2(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

          “(a) Within thirty (30) days after the last day of each month, Parent shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto, together with aged listings by invoice date of accounts receivable and accounts payable.”

     10. Section 6.2(d) of the Agreement is hereby amended and restated in its entirety to read as follows:

          “(d) Bank shall have a right from time to time hereafter to audit each Borrower’s Accounts and appraise Collateral at Borrowers’ expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.”

     11. Section 6.7(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

          “6.7 Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:

               (a) Debt Service Coverage Ratio. Measured on a monthly basis, a ratio of EBITDA (measured on an annualized trailing three-month basis) minus cash taxes and non-financed Capitalized Expenditures to the sum of cash interest expense (measured on an annualized trailing three-month basis) plus the current portion of all Indebtedness of at least (i) 1.15 to 1.00 for each monthly measuring period through the monthly measuring period ending July 31, 2009, and (ii) 1.25 to 1.00 for each monthly measuring period thereafter.

               (b) EBITDA. Measured monthly on a rolling three-month basis, EBITDA of not less than follows (i) Eight Hundred Thousand Dollars ($800,000) for each monthly measuring period through the monthly measuring period ending August 31, 2009, (ii) One Million Two Hundred Fifty Thousand Dollars ($1,250,000) for each subsequent monthly measuring period through the monthly measuring period ending November 30, 2009; and (ii) One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) for each monthly measuring period thereafter.

               (c) Total Leverage Ratio. Measured on a monthly basis, a ratio of all Indebtedness to EBITDA (measured on an annualized trailing three (3) month basis) of not greater than: (i) 3.00 to 1.00 for each monthly measuring period through the measuring period ending August 31, 2009, (ii) 2.50 to 1.00 for each subsequent monthly measuring period through the monthly measuring period ending November 30, 2009; and (iii) 2.00 to 1.00 for each monthly measuring period thereafter.

     12. Exhibit C to the Agreement is hereby replaced with Exhibit C attached hereto.

     13. Exhibit D to the Agreement is hereby replaced with Exhibit D attached hereto.

     14. Exhibit E is hereby added to the Agreement in the form attached hereto.

     15. [Bank hereby waives Borrowers’ violation of Section 6.7(a), 6.7(b), 6.7(c) and 6.7(d) of the Agreement for the November 2008 measuring period.]

     16. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

     17. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

     18. Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that except as waived hereby, no Event of Default has occurred and is continuing.

     19. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

          (a) this Amendment, duly executed by each Borrower;

          (b) a facility fee in the amount of Forty Five Thousand Dollars ($45,000), which may be debited from any of Borrowers’ accounts;

          (c) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

          (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     20. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

LYRIS, INC.

By:	/s/ Luis Rivera

Title:	Chief Executive Officer

LYRIS TECHNOLOGIES INC.

By:	/s/ Luis Rivera

Title:	Chief Executive Officer

COMMODORE RESOURCES (NEVADA), INC.

By:	/s/ Luis Rivera

Title:	Asst. Secretary

COMERICA BANK

By:	Philip Koblis

Title:	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Loan & Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:	COMERICA BANK

FROM:	LYRIS INC., for itself and on behalf of all Borrowers

     The undersigned authorized officer of LYRIS, INC., for itself and on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the "Agreement"), (i) Each Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" column.

Reporting Covenant	Required		Complies
Monthly financial statements	Monthly within 30 days		Yes	No
10K	Within 90 days of fiscal year end		Yes	No
10Q	Within 45 days of quarter end		Yes	No
Borrowing Base Cert, A/R & A/P Agings	Monthly within 30 days		Yes	No
Compliance Cert.	Monthly within 30 days		Yes	No
A/R Audit	Semi-Annual		Yes	No
IP Report	Quarterly within 45 days		Yes	No
Total amount of Borrowers' cash and investments	Amount: $________		Yes	No
Total amount of Borrowers' cash and investments maintained	Amount: $________		Yes	No
with Bank

Financial Covenant	Required	Actual	Complies
Maximum Total Leverage
Through 8/31/09	3.00:1.00	____ : 1.00	Yes	No
9/1/09 – 11/30/09	2.50:1.00
12/1/09 and thereafter	2.00:1.00

Minimum EBITDA
Through 8/31/09	$800,000	$___________	Yes	No
9/1/09 – 11/30/09	$1,250,000
12/1/09 and thereafter	$1,750,000

Minimum Debt Service Coverage
Through 7/31/09	1.15:1.00	____ : 1.00	Yes	No
8/1/09 and thereafter	1.25:1.00

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:
AUTHORIZED SIGNER
Date:
SIGNATURE
Verified:
TITLE		AUTHORIZED SIGNER
Date:
DATE
	Compliance Status		Yes	No

EXHIBIT D

LIBOR Addendum To Amended and Restated Loan and Security Agreement

■      This LIBOR Addendum to Amended and Restated Loan and Security Agreement (this “Addendum”) is entered into as of December 31, 2008, by and between Comerica Bank (“Bank”) and LYRIS, INC., LYRIS TECHNOLOGIES INC., and COMMODORE RESOURCES (NEVADA), INC. (each a “Borrower” and collectively, “Borrowers”). This Addendum supplements the terms of the Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as may subsequently be amended from time to time including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of the date hereof (the “Agreement”).

Definitions. As used in this Addendum, the following terms shall have the following meanings. Initially capitalized terms used and not defined in this Addendum shall have the meanings ascribed thereto in the Agreement.

     "Advance" means a borrowing requested by a Borrower and made by Bank under the Agreement, including any refunding of an outstanding Advance as the same type of Advance or the conversion of any such outstanding Advance to another type of Advance, and shall include a LIBOR-based Advance, a Daily Adjusting LIBOR Rate Advance and (subject to the terms of this Addendum) a Prime-based Advance.

     "Applicable Interest Rate" means the LIBOR-based Rate or the Daily Adjusting LIBOR Rate (as selected by Parent from time to time or as otherwise determined) or the Prime-based Rate, during any period when the Obligations is required to bear interest at the Prime-based Rate in accordance with the terms and conditions of this Addendum.

     “Applicable Margin” means a rate per annum based upon Borrowers’ most recently reported Total Leverage Ratio in accordance with Section 6.7(c) of the Agreement as follows:

Total Leverage Ratio	Applicable Margin
Less than or equal to 1.00 to 1.00	4.25%
Greater than 1.00 to 1.00 but less than or equal to 2.00 to 1.00	4.50%
Greater than 2.00 to 1.00	4.75%

     “Business Day” means any day, other than a Saturday, Sunday or any other day designated as a holiday under Federal or applicable State statute or regulation, on which Bank is open for all or substantially all of its domestic and international business (including dealings in foreign exchange) in Detroit, Michigan and San Jose, California, and, in respect of notices and determinations relating to LIBOR-based Advances, Daily Adjusting LIBOR Rate Advances, the LIBOR-based Rate, LIBOR Periods, and the Daily Adjusting LIBOR Rate, also a day on which dealings in dollar deposits are also carried on in the London interbank market and on which banks are open for business in London, England.

     “Daily Adjusting LIBOR Rate” means, for any day, a per annum interest rate which is equal to the Applicable Margin, plus the quotient of the following:

(1) for any day, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to one (1) month appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 8:00 a.m. (California time) (or as soon thereafter as practical) on such day, or if such day is not a Business Day, on the immediately preceding Business Day. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service) on any day, the “Daily Adjusting LIBOR Rate” for such day shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be reasonably selected by Bank, or in the absence of such other service, the “Daily Adjusting LIBOR Rate” for such day shall, instead, be determined based upon the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), on such day, or if such day is not a Business Day, on the immediately preceding Business Day, in the interbank eurodollar market in an amount comparable to the principal amount of the Obligations which is to bear interest at such Daily Adjusting LIBOR Rate and for a period equal to one (1) month;

  divided by

(2) a percentage (expressed as a decimal) equal to 1.00 minus the maximum rate on such day at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

     “Daily Adjusting LIBOR Rate Advance” means an Advance which bears interest at the Daily Adjusting LIBOR Rate.

     "LIBOR-based Advance" means an Advance which bears interest at the LIBOR-based Rate.

     "LIBOR-based Rate" means a per annum interest rate which is equal to the sum of the Applicable Margin, plus the quotient of the following:

(1) the LIBOR Rate;

  divided by

(2) a percentage (expressed as a decimal) equal to 1.00 minus the maximum rate during such LIBOR Period at which Bank is required to maintain reserves on "Euro-currency Liabilities" as defined in and pursuant to Regulation D of the Board of Governors of the Federal Reserve System or, if such regulation or definition is modified, and as long as Bank is required to maintain reserves against a category of liabilities which includes eurodollar deposits or includes a category of assets which includes eurodollar loans, the rate at which such reserves are required to be maintained on such category.

     “LIBOR Lending Office” means Bank’s office located in the Cayman Islands, British West Indies, or such other branch of Bank, domestic or foreign, as it may hereafter designate as its LIBOR Lending Office by notice to Borrowers.

     "LIBOR Period" means, with respect to a LIBOR-based Advance, a period of one (1) month, two (2) months, or three (3) months, as selected by Parent (and which period is acceptable to Bank in its sole discretion), or as otherwise determined pursuant to and in accordance with the terms of this Addendum, commencing on the day a LIBOR-based Advance is made or the day an Advance is converted to a LIBOR-based Advance or the day an outstanding LIBOR-based Advance is refunded or continued as another LIBOR-based Advance for an applicable LIBOR Period, provided that any LIBOR Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day, except that if the next succeeding Business Day falls in another calendar month, the LIBOR Period shall end on the next preceding Business Day, and when a LIBOR Period begins on a day which has no numerically corresponding day in the calendar month during which such LIBOR Period is to end, it shall end on the last Business Day of such calendar month. In the event that any LIBOR-based Advance is at any time refunded or continued as another LIBOR-based Advance for an additional LIBOR Period, such LIBOR Period shall commence on the last day of the preceding LIBOR Period then ending.

     "LIBOR Rate" means, with respect to any Obligations outstanding under the Agreement at the LIBOR-based Rate, the per annum rate of interest determined on the basis of the rate for deposits in United States Dollars for a period equal to the relevant LIBOR Period for such Obligations, commencing on the first day of such LIBOR Period, appearing on Page BBAM of the Bloomberg Financial Markets Information Service as of 8:00 a.m. (California time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such LIBOR Period. In the event that such rate does not appear on Page BBAM of the Bloomberg Financial Markets Information Service (or otherwise on such Service), the "LIBOR Rate" shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by Bank and Borrowers, or, in the absence of such agreement, the "LIBOR Rate" shall, instead, be the per annum rate equal to the average of the rates at which Bank is offered dollar deposits at or about 8:00 a.m. (California time) (or as soon thereafter as practical), two (2) Business Days prior to the first day of such LIBOR Period in the interbank eurodollar market in an amount comparable to the principal amount of the respective LIBOR-based Advance which is to bear interest at such LIBOR-based Rate and for a period equal to the relevant LIBOR Period.

     "Prime Rate" means the per annum interest rate established by Bank as its prime rate for its borrowers, as such rate may vary from time to time, which rate is not necessarily the lowest rate on loans made by Bank at any such time.

     "Prime-based Advance" means an Advance which bears interest at the Prime-based Rate.

     "Prime-based Rate" means a per annum interest rate which is equal to the sum of the Applicable Margin plus the greater of (i) the Prime Rate; or (ii) the rate of interest equal to the sum of (a) one percent (1%), and (b) the rate of interest equal to the average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers (the “Overnight Rates”), as published by the Federal Reserve Bank of New York, or, if the Overnight Rates are not so published for any day, the average of the quotations for the Overnight Rates received by Bank from three (3) Federal funds brokers of recognized standing selected by Bank, as the same may be changed from time to time.

     “Request for Advance” means a Request for Advance issued by Parent in the form of Exhibit “A” attached hereto and incorporated herein by this reference.

Interest Rate Options. Subject to the terms and conditions of this Addendum, each of the Advances made under the Agreement shall bear interest at the LIBOR-based Rate or the Daily Adjusting LIBOR Rate, as elected by Parent or as otherwise determined under this Addendum, except during any period of time during which, in accordance with the terms and conditions of this Addendum, the Obligations under the Agreement shall bear interest at the Prime-based Rate.

Payment of Interest on Advances. Accrued and unpaid interest on the unpaid balance of each outstanding Advance shall be payable monthly, in arrears, on the first Business Day of each month, until maturity (whether as stated herein, by acceleration, or otherwise). Subject to the definition of "LIBOR Period" hereunder, in the event that any payment under this Addendum becomes due and payable on any day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, to the extent applicable, interest shall continue to accrue and be payable thereon during such extension at the rates set forth in this Addendum. Interest accruing at the Daily Adjusting LIBOR Rate and at the Prime-based Rate (to the extent applicable) shall be computed on the basis of a year of 360 days, and shall be assessed for the actual number of days elapsed, and in such computation, effect shall be given to any change in the Applicable Interest Rate as a result of any change in the Daily Adjusting LIBOR Rate or, to the extent applicable, the Prime-based Rate, on the date of each such change. Interest accruing at the LIBOR-based Rate shall be computed on the basis of a 360 day year and shall be assessed for the actual number of days elapsed from the first day of the LIBOR Period applicable thereto but not including the last day thereof.

Bank’s Records Re: Advances. The amount and date of each Advance, its Applicable Interest Rate, its LIBOR Period, if applicable, and the amount and date of any repayment shall be noted on Bank's records, which records shall be conclusive evidence thereof, absent manifest error; provided, however, any failure by Bank to make any such notation, or any error in any such notation, shall not relieve Borrowers of their obligations to repay Bank all amounts payable by Borrowers to Bank under or pursuant to this Addendum and the Agreement, when due in accordance with the terms hereof. For any LIBOR-based Advance or any Daily Adjusting LIBOR Rate Advance, if Bank shall designate a LIBOR Lending Office which maintains books separate from those of the rest of Bank, Bank shall have the option of maintaining and carrying such Advance on the books of such LIBOR Lending Office.

Selection/Conversion of Interest Rate Options. Parent may request an Advance hereunder, including the refunding of an outstanding Advance as the same type of Advance or the conversion of an outstanding Advance to another type of Advance, upon the delivery to Bank of a Request for Advance executed by Parent, subject to the following: (a) Bank shall not have made demand under the Agreement and no Event of Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default, shall have occurred and be continuing or exist under the Agreement; (b) each such Request for Advance shall set forth the information required on the Request for Advance form attached hereto as Exhibit "A"; (c) each such Request for Advance shall be delivered to Bank by 10:00 a.m. (California time) on the proposed date of the requested Advance; (d) the principal amount of each LIBOR-based Advance shall be at least One Hundred Thousand Dollars ($100,000.00); (e) the proposed date of any refunding of any outstanding LIBOR-based Advance as another LIBOR-based Advance or the conversion of any outstanding LIBOR-based Advance to another type of Advance shall only be on the last day of the LIBOR Period applicable to such outstanding LIBOR-based Advance; and (f) a Request for Advance, once delivered to Bank, shall not be revocable by Parent.

     Advances hereunder may be requested in Parent's discretion by telephonic notice to Bank. Any Advance requested by telephonic notice shall be confirmed by Parent that same day by submission to Bank, either by first class mail, facsimile or other means of delivery acceptable to Bank, of the written Request for Advance aforementioned. Borrowers acknowledge that if Bank makes an Advance based on a telephonic request, it shall be for Borrowers’ convenience and all risks involved in the use of such procedure shall be borne by Borrowers, and Borrowers expressly agree to indemnify and hold Bank harmless therefor. Bank shall have no duty to confirm the authority of anyone requesting an Advance by telephone.

     If, as to any outstanding LIBOR-based Advance, Bank shall not receive a timely Request for Advance, or telephonic notice, in accordance with the foregoing requesting the refunding or continuation of such Advance as another LIBOR-based Advance for a specified LIBOR Period or the conversion of such Advance to a Daily Adjusting LIBOR Rate Advance, effective as of the last day of the LIBOR Period applicable to such outstanding LIBOR-based Advance, and as of the last day of each succeeding LIBOR Period, the principal amount of such Advance which is not then repaid shall be automatically refunded or continued as a LIBOR-based Advance having a LIBOR Period equal to the same period of time as the LIBOR Period then ending for such outstanding LIBOR-based Advance, unless Parent is/are not entitled to request LIBOR-based Advances hereunder or otherwise elect the LIBOR-based Rate as the Applicable Interest Rate for the principal Obligations outstanding hereunder in accordance with the terms of this Addendum, or the LIBOR-based Rate is not otherwise available to Borrowers as the Applicable Interest Rate hereunder for the principal Obligations outstanding hereunder in accordance with the terms of this Addendum, in which case, the Prime-based Rate shall be the Applicable Interest Rate hereunder in respect of such Obligations for such period, subject in all respects to the terms and conditions of the Agreement. The foregoing shall not in any way whatsoever limit or otherwise affect Bank’s right to make demand for payment of all or any part of the Obligations at any time in Bank’s sole and absolute discretion or any of Bank’s rights or remedies under the Agreement upon the occurrence of any Event of Default thereunder, or any condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default.

Default Interest Rate. From and after the occurrence of any Event of Default, and so long as any such Event of Default remains unremedied or uncured thereafter, the Obligations outstanding under the Agreement shall bear interest at a per annum rate of five percent (5%) above the otherwise Applicable Interest Rate, which interest shall be payable upon demand. In addition to the foregoing, a late payment charge equal to five percent (5%) of each late payment hereunder may be charged on any payment not received by Bank within ten (10) calendar days after the payment due date therefor, but acceptance of payment of any such charge shall not constitute a waiver of any Event of Default under the Agreement. In no event shall the interest payable under this Addendum and the Agreement at any time exceed the maximum rate permitted by law.

Prepayment. If a Borrower make(s) any payment of principal with respect to any LIBOR-based Advance on any day other than the last day of the LIBOR Period applicable thereto (whether voluntarily, by acceleration, required payment or otherwise), or if a Borrower fail(s) to borrow any LIBOR-based Advance after notice has been given by a Borrower (or any of them) to Bank in accordance with the terms of this Addendum requesting such Advance, or if a Borrower fail(s) to make any payment of principal or interest in respect of a LIBOR-based Advance when due, Borrowers shall reimburse Bank, on demand, for any resulting loss, cost or expense incurred by Bank as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Bank shall have funded or committed to fund such Advance. Such amount payable by Borrowers to Bank may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant LIBOR Period, at the applicable rate of interest for said Advance(s) provided under this Addendum, over (b) the amount of interest (as reasonably determined by Bank) which would have accrued to Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable to Bank under this paragraph shall be made as though Bank shall have actually funded or committed to fund the relevant LIBOR-based Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant LIBOR Period; provided, however, that Bank may fund any LIBOR-based Advance in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Parent, Bank shall deliver to Borrowers a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error. Borrowers may prepay all or part of the outstanding balance of any Daily Adjusting LIBOR Rate Advance under this Addendum or any Obligations which is bearing interest at the Prime-based Rate at any such time without premium or penalty. Any prepayment hereunder shall also be accompanied by the payment of all accrued and unpaid interest on the amount so prepaid. Borrowers hereby acknowledge and agree that the foregoing shall not, in any way whatsoever, limit, restrict, or otherwise affect Bank’s right to make demand for payment of all or any part of the Obligations under the Agreement due on a demand basis in Bank’s sole and absolute discretion, whether such Obligations is bearing interest at the Daily Adjusting LIBOR Rate, the LIBOR-based Rate or the Prime-based Rate at such time.

     BY INITIALING BELOW, EACH BORROWER ACKNOWLEDGE(S) AND AGREE(S) THAT: (A) THERE IS NO RIGHT TO PREPAY ANY LIBOR-BASED RATE ADVANCE, IN WHOLE OR IN PART, WITHOUT PAYING THE PREPAYMENT AMOUNT SET FORTH HEREIN (“PREPAYMENT AMOUNT”), EXCEPT AS OTHERWISE REQUIRED UNDER APPLICABLE LAW; (B) EACH BORROWER SHALL BE LIABLE FOR PAYMENT OF THE PREPAYMENT AMOUNT IF BANK EXERCISES ITS RIGHT TO ACCELERATE PAYMENT OF ANY LIBOR-BASED RATE ADVANCE AS PART OR ALL OF THE OBLIGATIONS OWING UNDER THE AGREEMENT, INCLUDING WITHOUT LIMITATION, ACCELERATION UNDER A DUE-ON-SALE PROVISION; (C) EACH BORROWER WAIVES ANY RIGHTS UNDER SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE OR ANY SUCCESSOR STATUTE; AND (D) BANK HAS MADE EACH LIBOR-BASED RATE ADVANCE PURSUANT TO THE AGREEMENT IN RELIANCE ON THESE AGREEMENTS.

     EACH BORROWER’S INITIALS

Regulatory Developments or Other Circumstances Relating to the LIBOR-based Rate or the Daily Adjusting LIBOR Rate.

     If, at any time, Bank determines that, (a) Bank is unable to determine or ascertain the LIBOR-based Rate or the Daily Adjusting LIBOR Rate, or (b) by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars in the applicable amounts or for the relative maturities are not being offered to Bank for any applicable Advance or LIBOR Period, or (c) the LIBOR-based Rate or the Daily Adjusting LIBOR Rate will not accurately or fairly cover or reflect the cost to Bank of maintaining any of the Obligations under this Addendum at the LIBOR-based Rate or the Daily Adjusting LIBOR Rate, then Bank shall forthwith give notice thereof to Borrowers. Thereafter, until Bank notifies Borrowers that such conditions or circumstances no longer exist, the right of Parent to request a LIBOR-based Advance or a Daily Adjusting LIBOR Rate Advance and to convert an Advance to or refund an Advance as a LIBOR-based Advance or a Daily Adjusting LIBOR Rate Advance shall be suspended, and the Prime-based Rate shall be the Applicable Interest Rate for all Obligations during such period of time.

     If, after the date hereof, the introduction of, or any change in, any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for Bank (or its LIBOR Lending Office) to make or maintain any Advance with interest at the LIBOR-based Rate or the Daily Adjusting LIBOR Rate, Bank shall forthwith give notice thereof to Borrowers. Thereafter, (a) until Bank notifies Borrowers that such conditions or circumstances no longer exist, the right of Parent to request a LIBOR-based Advance or a Daily Adjusting LIBOR Rate Advance and to convert an Advance to or refund an Advance as a LIBOR-based Advance or a Daily Adjusting LIBOR Rate Advance shall be suspended, and thereafter, the Prime-based Rate shall be the Applicable Interest Rate for all Obligations, and (b) if Bank may not lawfully continue to maintain an outstanding LIBOR-based Advance to the end of the then current LIBOR Period applicable thereto, the Prime-based Rate shall be the Applicable Interest Rate for the remainder of such LIBOR Period with respect to such outstanding Advance.

     Further, at any time upon prior written notice to Borrowers, Bank may, in its sole discretion based upon its good faith belief that the Prime-based Rate is an appropriate basis for its floating rate loans, suspend use of the Daily Adjusting LIBOR Rate as an Applicable Interest Rate hereunder, at which time, the Prime-based Rate shall thereafter replace the Daily Adjusting LIBOR Rate as an Applicable Interest Rate for Obligations outstanding under the Agreement, unless Bank, in its sole discretion based upon its good faith belief that the Prime-based Rate is no longer an appropriate basis for its floating rate loans, rescinds such notice, in which case, the Daily Adjusting LIBOR Rate shall, upon written notice from Bank to Borrowers, again be an Applicable Interest Rate hereunder and use of the Prime-based Rate as an Applicable Interest Rate for Obligations outstanding under the Agreement shall be suspended.

     If the adoption after the date hereof, or any change after the date hereof in, any applicable law, rule or regulation (whether domestic or foreign) of any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Bank (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof: (a) shall subject Bank (or its LIBOR Lending Office) to any tax, duty or other charge with respect to this Addendum or any Obligations under the Agreement, or shall change the basis of taxation of payments to Bank (or its LIBOR Lending Office) of the principal of or interest under this Addendum or any other amounts due under this Addendum in respect thereof (except for changes in the rate of tax on the overall net income of Bank or its LIBOR Lending Office imposed by the jurisdiction in which Bank's principal executive office or LIBOR Lending Office is located); or (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by Bank (or its LIBOR Lending Office), or shall impose on Bank (or its LIBOR Lending Office) or the foreign exchange and interbank markets any other condition affecting this Addendum or the Obligations; and the result of any of the foregoing is to increase the cost to Bank of maintaining any part of the Obligations or to reduce the amount of any sum received or receivable by Bank under this Addendum by an amount deemed by Bank to be material, then Borrowers shall pay to Bank, within fifteen (15) days of a Borrower’s receipt of written notice from Bank demanding such compensation, such additional amount or amounts as will compensate Bank for such increased cost or reduction. A certificate of Bank, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrowers, setting forth the basis for determining such additional amount or amounts necessary to compensate Bank shall be conclusive and binding for all purposes, absent manifest error.

     In the event that any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to Bank, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by Bank with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk-based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by Bank (or any corporation controlling Bank), and Bank determines that the amount of such capital is increased by or based upon the existence of any obligations of Bank hereunder or the maintaining of any Obligations, and such increase has the effect of reducing the rate of return on Bank's (or such controlling corporation's) capital as a consequence of such obligations or the maintaining of such Obligations to a level below that which Bank (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy), then Borrowers shall pay to Bank, within fifteen (15) days of a Borrower's receipt of written notice from Bank demanding such compensation, additional amounts as are sufficient to compensate Bank (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which Bank reasonably determines to be allocable to the existence of any obligations of Bank hereunder or to maintaining any Obligations. A certificate of Bank as to the amount of such compensation, prepared in good faith and in reasonable detail by Bank and submitted by Bank to Borrowers, shall be conclusive and binding for all purposes absent manifest error.

Legal Effect. Except as specifically modified hereby, all of the terms and conditions of the Agreement remain in full force and effect.

Conflicts. As to the matters specifically the subject of this Addendum, in the event of any conflict between this Addendum and the Agreement, the terms of this Addendum shall control.

■       IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

LYRIS, INC.

By:	/s/ Luis Rivera

Title:	Chief Executive Officer

LYRIS TECHNOLOGIES INC.

By:	/s/ Luis Rivera

Title:	Chief Executive Officer

COMMODORE RESOURCES (NEVADA), INC.

By:	/s/ Luis Rivera

Title:	Asst. Secretary

COMERICA BANK

By:	Philip Koblis

Title:	Senior Vice President

EXHIBIT A
REQUEST FOR ADVANCE

■       Parent hereby requests COMERICA BANK (“Bank”) to make a _______________________________ [LIBOR-based Rate or Daily Adjusting LIBOR-based Rate] Advance to Borrowers on ___________________, in the amount of ____________________________________________________ Dollars ($_________________) under the Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as may subsequently be amended from time to time including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008 entered into between Borrowers and Bank (the “Agreement”). Initially capitalized terms used and not defined in this Addendum shall have the meanings ascribed thereto in the Agreement. The LIBOR Period for the requested Advance, if applicable, shall be _______________________________________. In the event that any part of the Advance requested hereby constitutes the refunding or conversion of an outstanding Advance, the amount to be refunded or converted is ____________________________________________________ Dollars ($_________________ ), and the last day of the LIBOR Period for the amounts being converted or refunded hereunder, if applicable, is _____________.

■       Each Borrower represents, warrants and certifies that no Event of Default, or any condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default, has occurred and is continuing under the Agreement, and none will exist upon the making of the Advance requested hereunder. Each Borrower further certifies that upon advancing the sum requested hereunder, the aggregate principal amount outstanding under the Agreement will not exceed the face amount thereof. If the amount advanced to Borrowers under the Agreement shall at any time exceed the face amount thereof, each Borrower will immediately pay such excess amount, without any necessity of notice or demand.

■       Each Borrower hereby authorizes Bank to disburse the proceeds of the Advance being requested by this Request for Advance by crediting the account of Borrowers with Bank separately designated by Borrowers or as Borrowers may otherwise direct, unless this Request for Advance is being submitted for a conversion or refunding of all or any part of any outstanding Advance(s), in which case, such proceeds shall be deemed to be utilized, to the extent necessary, to refund or convert that portion stated above of the existing outstandings under such Advance(s).

■       Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

■       Dated this ____ day of ____________________.

LYRIS, INC.

By:

Title:

LYRIS TECHNOLOGIES INC.

By:

Title:

COMMODORE RESOURCES (NEVADA), INC.

By:

Title:

EXHIBIT E

BORROWING BASE CERTIFICATE

Borrower: LYRIS, INC., for itself and on behalf of all Borrowers	Lender: Comerica Bank

Commitment Amount: $4,000,000

ACCOUNTS RECEIVABLE
1.	Accounts Receivable Book Value as of ___		$___________
2.	Additions (please explain on reverse)		$___________
3.	TOTAL ACCOUNTS RECEIVABLE		$___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.	Amounts over 90 days due	$___________
5.	Balance of 25% over 90 day accounts	$___________
6.	Concentration Limits	$___________
7.	Foreign Accounts	$___________
8.	Governmental Accounts	$___________
9.	Contra Accounts	$___________
10.	Demo Accounts	$___________
11.	Intercompany/Employee Accounts	$___________
12.	Other (please explain on reverse)	$___________
13.	TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS		$___________
14.	Eligible Accounts (#3 minus #13)		$___________
15.	LOAN VALUE OF ACCOUNTS (80% of #14)		$___________

BALANCES
16.	Maximum Loan Amount		$4,000,000
17.	Total Funds Available [Lesser of #16 or #15]		$___________
18.	Present balance owing on Line of Credit		$___________
19.	Outstanding under Sublimits (e.g., Letters of Credit)		$___________
20.	RESERVE POSITION (#17 minus #18 and #19)		$___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Comerica Bank.

LYRIS, INC., for itself and on behalf of all Borrowers

By:
Authorized Signer

Corporation Resolutions and Incumbency Certification Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of LYRIS, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following __________________________ (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

	(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank ("Bank"), a Texas banking association, including, without limitation, that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as may subsequently be amended from time to time including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008;

	(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

	(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

	(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

	(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on December 31, 2008.

Secretary, LYRIS, INC.

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of LYRIS TECHNOLOGIES INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following __________________________ (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

	(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank ("Bank"), a Texas banking association, including, without limitation, that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as may subsequently be amended from time to time including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008;

	(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

	(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

	(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

	(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on December 31, 2008.

Secretary, LYRIS TECHNOLOGIES INC.

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of COMMODORE RESOURCES (NEVADA), INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.	Any one (1) of the following __________________________ (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

	(a)	Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank ("Bank"), a Texas banking association, including, without limitation, that certain Amended and Restated Loan and Security Agreement dated as of March 6, 2008, as may subsequently be amended from time to time including by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of July 30, 2008 and that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of December 31, 2008.

	(b)	Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

	(c)	Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

	(d)	Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

	(e)	Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2.	Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.	Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.	These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.	Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.	The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on December 31, 2008.

Secretary, COMMODORE RESOURCES (NEVADA), INC.

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.